measurement SPECIALTIES















Company Overview

June 2010

Embedded Sensing Technologies

Safe Harbor Provision

Certain statements made in this presentation are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward looking statements may be identified by such words or phrases as "believe," "expect," "intend," "estimate," "anticipate," "project," "will," "may" and similar expressions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. The forward-looking statements used herein are not guarantees of future performance and involve a number of risks and uncertainties. Please refer to Risk Factors outlined in the Company's SEC reports for more detail. The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information provided in this presentation.

Summary

measurement SPECIALTIES sensing your world

MEAS Overview

- Publicly traded on NASDAQ: MEAS
- Design/manufacture wide variety of sensors serving virtually all end markets; global footprint with infrastructure in NA/EU/Asia
- Products measure a broad range of physical characteristics, and are designed into medium/high volume OEM products.
- Focus on highly engineered, application specific solutions, where our *product breadth/technology*, *willingness to customize* and *low cost operating model* provide us strategic advantage.
- Excellent growth through FY08; FY09 & FY10 negatively impacted by global economic crisis; supplementing organic growth and expanding addressable market with synergistic acquisitions continues to be a core strategy.
- **Vision:** ***Be the supplier of choice to OEMs and select end-users for all of their physical sensing needs***

Aggressive Profitable Growth



Sales $millions
$250
$200
$150
$100
$50
$0
EBITDA $millions
$120
$100
$80
$60
$40
$20
$0
92
16
121
21
200
36
228
41
204
30
210
FY05
FY06
FY07
FY08
FY09
FY10
Sales
Adj EBITDA

Company History

measurement SPECIALTIES sensing your world

1983	Company founded as engineering consulting firm. Develops silicon glass/gaging process for low-cost, low power peizoresistive bridge
1985 - 1995	Company develops low cost load cell, which leads to entry into digital bathroom scale market; leading provider to OEMs and retailers. IPO on AMEX in 1988.
1998 - 2000	Company embarks on series of acquisitions designed to increase size/breadth of sensor division; acquires piezo film group from AMP, IC Sensors from P+E, Schaevtiz Sensors from TRW
2002 - 2003	Rapid growth leads to financial mis-steps; company is restructured under Guidone. Post-restructuring, board makes strategic decision to migrate to pure-play sensor company and divest consumer business. Moves to NASDAQ under ticker **MEAS**.
2004 - 2009	Company invests ~$167 million in 14 transactions, significantly expanding product offering and geographic reach. Completely divests consumer business in Dec 2005. 27% CAGR over period (organic + acquisitions).
2010	Today, MEAS is a leading, global sensor supplier to OEMs and end-users, with fiscal 2009 sales in excess of $200 million to 65 countries worldwide. Migrating all sales under one brand: MEAS.

MEAS Acquisitions

Schaevitz Sensors

IC Sensors

Piezofilm Sensors

Elekon

Encoderdevices

Humirel

Entran® Sensors & Electronics

HL Planar Technik

ATEX Assistance Technique Expérimentale

BetaTHERM Sensors Temperature Solutions

YSI Temperature

Intersema

Visyx

Atexis

FGP Sensors & Instrumentation

measurement SPECIALTIES


MEAS
4650-050
E000983

All product branding migrated to MEAS

Sales and Applications

measurement SPECIALTIES sensing your world

Sales by Market	Sales by Region



T&M
Mil / Aero
General OEM
Engine & Vehicle
Medical



Asia
North America
EMEA

Target Applications

measurement SPECIALTIES
sensing your world

Market Verticals					
Product Lines	**Medical**	**Engine & Vehicle**	**General Industrial**	**Aerospace Military**	**Test & Meas**
Pressure/ Force	•Resp/Vents/CPAP •Infusion Pump •Blood Pressure	•Mobile Hydraulic •Urea Dosing •Common Fuel Rail	•HVACR •Indst Paint Spray •Energy mgmt sys	•Launch Systems •Load Pins •Stick Controls	•Motorsport •Wind Tunnel
Temp/ SpO2	•Patient monitoring •Ablation •Dialysis	•EGTS •EGR •Engine mgmt	•HVACR •Appliances •Energy Metering	•Fuel monitoring •Turbine monitoring •Satellite	•Reference sensor •Test bench
Humidity/ Fluid Prop	•Resp/Vents •NICU cabinet	•Engine emission •AC optimization •Fuel/Oil/Urea	•Appliance Energy •HVAC (comfort) •Printer / Copier	•Storage •Cable integrity •Compensation	•Climate chamber •Lab Instrmt
Position/ Tilt	•Prosthetics •Infusion Pump •Hospital Bed	•Oil Level •Platform Leveling •Steering Position	•Valve feedback •Piston Position •Factory Automation	•Tank Fluid Level •Flap control •Actuators	•Test Bench Level •Lab Instrmt
Vibration		•Combine monitor •Accident Recorder	•Train Motion Cntl •Seismic monitor •Windturbine health	•Helicopter HUMS •Weapons •Transport Monitor	•Automotive NVH •Auto Crash Test •Flight Test
Piezo Film	•Ultrasonic Imaging •Pacemaker •US Stethoscope	•Seat Occupancy •Bumper Impact •Grain Loss Sensor	•Watermeter •Acoustical Pickup •Flowmeter	•Hydrophones •Tamper Detection •Security Cable	•NDT Ultrasound •Impact Sensor •Dynamic Strain

Core Product Portfolio

Pressure Sensors & Transmitters
-Bonded Foil
-Piezoresistive MEMS
 > Si strain gage (microfused)
 > MEMS die/oil filled



Position Sensors (linear & rotary)
-LVDT/LVIT, RVDT/RVIT
-AMR (GMR) Components
-Magnetic Encoders
-Inclinometers



Vibration Sensors
-Piezoresistive MEMS
-Piezoelectric PVDF
-Piezoelectric ceramic



Humidity Sensors & FPS
-Capacitive components & modules
-Combo sensors (RH+T, RH+T+P, FPS)



Temperature Sensors
-NTC sensors & probes
-Ni RTD
-Thermopile (non-contact)



Worldwide Resources

2,500 employees worldwide

290 U.S., 500 Europe, 1,1710 China



Fremont, CA
Dayton, OH
Hampton, VA
Galway, Ireland
Les Clayes-sous-Bois, Druex, and Fontenay, France
Dortmund, Germany
Bevaix, Switzerland
Toulouse, France
Chengdu, China
Shenzhen, China
Manufacturing and R&D
Global headquarters
Regional headquarters

Quality Certifications:

- General: ISO9001/14001
- Auto/Truck: TS16949
- Medical: ISO13485
- Aerospace: AS9100B, EN9100, ESA & NASA qualified

New China Facility

- New "Greenfield" facility increases facility space from 140K sq. feet to 240K sq. feet
- Building is complete – Received Certificate of Occupancy in December 08; Grand Opening – January 09
- As of August 09, completely out of former facility
- Favorable feedback from several supplier audits



Recession / Recovery



MEAS Monthly Sales and Bookings*
Pre-recession bookings @ ~$20M/month
~$3M reduction in bookings due to euro fx decline in May, as compared to fx in April
10 month average bookings
$ (millions)
25
20
15
10
5
-
0
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Sales
Bookings
Aug-May Avg Bookings

*Excludes Nikkiso

MEAS Vision & 3 Year Goals

measurement SPECIALTIES sensing your world

- Become the supplier of choice to target OEMs for all of their physical sensing needs
- MEAS strength's
  - Product line breadth (address all of our customer's needs)
  - Geographic footprint (local presence in our key markets)
  - Scale/Cost (cost effectively address custom needs)
- FY13 Goals (3 year targets)
  - Consolidated sales of $300 million, EBITDA of $60 million
  - Double our sales to the medical segment
  - Increase cross-selling: Sell more things to fewer customers

New Products / Programs

measurement SPECIALTIES
sensing your world



TRICAN: first multi-parameter module in production; measures T/P/RH, used in engine management.



Medical Imaging: Breakthrough new TEE that utilizes catheter significantly smaller than existing technology (can stay w/patient post-op); MEAS is building PE imaging head.



Pressure Module: Utilizes proprietary ASIC to deliver 24-bit resolution in worlds smallest, lowest-power configuration (3mm x 5mm x 1mm).



FPS: Utilizing patented tuning fork technology, sensor simultaneously measures viscosity, density and dielectric constant (and T/P) of bulk fluids.

Quarterly Results

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(000s) Unaudited	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
Revenues	**58,888**	**43,299**	**42,759**	**44,741**	**49,087**	**54,755**
COGS	33,851	24,379	26,351	28,514	31,164	32,794
GP	25,037	18,920	16,408	16,227	17,924	21,960
GP %	*42.5%*	*43.7%*	*38.4%*	*36.3%*	*36.5%*	*40.1%*
SGA	16,424	14,883	14,818	15,001	14,248	15,360
% sales	*28%*	*34%*	*35%*	*34%*	*29%*	*28%*
Option Exp (F123)	726	727	691	600	811	865
Op Inc Before Int, Tax and Amort	7,887	3,309	899	626	2,865	5,736
% sales	*13.4%*	*7.6%*	*2.1%*	*1.4%*	*5.8%*	*10.5%*
Amortization	1,359	1,255	1,631	1,709	1,440	1,465
Interest	804	673	905	1,168	1,018	922
Other (Inc)/Exp & Non Controlling Int	561	620	128	(407)	(212)	130
PBT	5,163	761	(1,765)	(1,844)	618	3,220
% sales	*8.8%*	*1.8%*	*-4.1%*	*-4.1%*	*1.3%*	*5.9%*
Tax accrual/(benefit)	1,446	(115)	1,406	(367)	675	(28)
ETR	*28.0%*	*-15.1%*	*-79.6%*	*19.9%*	*109.1%*	*-0.9%*
Net Income/(Loss)	**3,718**	**876**	**(3,171)**	**(1,477)**	**(56)**	**3,248**
Diluted Shares	14,530	14,536	14,492	14,486	14,486	14,686
EPS	**$ 0.26**	**$ 0.06**	**$ (0.22)**	**$ (0.10)**	**$ (0.00)**	**$ 0.22**
Depreciation	1,880	1,756	1,991	2,007	2,047	2,165
Disc. Ops Adjustment					125	-
ITAR Legal Fees						300
Foreign Currency Exchange (Gain)/Loss	396	342	96	(536)	(437)	(64)
Adjusted EBITDA	**10,328**	**5,514**	**3,550**	**3,104**	**5,624**	**8,872**
% sales	*17.5%*	*12.7%*	*8.3%*	*6.9%*	*11.5%*	*16.2%*

Note: The Company's Compensation Committee approved a ~$1.76M cash discretionary bonus in Q4 with $0.26M RSUs issued in mid June – in part to acknowledge sacrifices made by employees over the past 12-18 months. This is clearly unusual, and will impact Q4 results.

Reconciliation of Non-GAAP Financial Measures

measurement SPECIALTIES sensing your world

(In Thousands Except for Percentages)	FY05	FY06	FY07	FY08	FY09
Net Sales	**92,268**	**121,417**	**200,250**	**228,383**	**203,943**
Income from Continuing Operations	**9,780**	**10,327**	**11,957**	**16,442**	**5,279**
Add Back:					
Interest	637	2,066	6,106	4,536	3,081
Income Taxes	2,688	3,224	3,127	6,001	4,236
Depreciation & Amortization	3,047	5,516	9,668	9,905	13,211
Foreign Currency Exchange (Gain)/Loss	66	300	767	618	771
Litigation Settlement Expense	-	-	1,275	-	-
Option Expense under SFAS 123R	-	-	2,887	3,397	2,942
Adjusted EBITDA	**16,218**	**21,433**	**35,787**	**40,899**	**29,519**
% of Net Sales	17.6%	17.7%	17.9%	17.9%	14.5%

Note: Adjusted EBITDA is a non-GAAP financial measure. Additional information concerning this non-GAAP financial measure may be found in the Company's earnings press release dated February 3, 2010 that is posted on our website (www.meas-spec.com)